UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                             -----------------------


                                    FORM 8-K



                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 28, 2004



                                CBRL GROUP, INC.



      Tennessee                       0-25225                   62-1749513
      ---------                       -------                   -----------
(State or Other Jurisdiction    (Commission File Number)     (I.R.S. Employer
  of Incorporation)                                          Identification No.)


                  305 Hartmann Drive, Lebanon, Tennessee 37087

                                 (615) 444-5533

Item 7.  Financial Statements and Exhibits

(c)   Exhibits.

99.1  Press Release dated May 28, 2004.

Item 9.  Regulation FD Disclosure

     CBRL Group, Inc. issued a press release that is attached to this Current Report on Form 8-K as Exhibit 99.1, which by this reference is incorporated herein as if copied verbatim. In the press release, CBRL Group, Inc. announced that its Board of Directors had authorized the repurchase of up to 2 million additional shares of its common stock.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  May 28, 2004                     CBRL GROUP, INC.


                                         By: /s/ James F. Blackstock
                                            ------------------------------------
                                         Name: James F. Blackstock
                                         Title:   Senior Vice President, General
                                                  Counsel and Secretary